CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Operating expenses:
Research and development expenses, net	$ 4,047	$ 2,812
Marketing and business development expenses	351	298
General and administrative expenses	1,679	2,692
Total operating expenses	6,077	5,802
Operating loss	(6,077)	(5,802)
Financial income, net	1,332	1,512
Other income		240
Net loss	(4,745)	(4,050)
Unrealized gain (loss) on Investment in Evogene	569	(1,349)
Total comprehensive loss	$ (4,176)	$ (5,399)
Basic and diluted net loss per share	$ (0.13)	$ (0.12)
Weighted average number of Ordinary shares used in computing basic and diluted net loss per share	35,628,390	34,169,391